IFRS 7 Disclosure	9 Months Ended
Jul. 31, 2021
Text block [abstract]
IFRS 7 Disclosure
Management of risk
Our approach to management of risk has not changed significantly from that described on pages 43 to 82 of our 2020 Annual Report.
Risk overview
CIBC faces a wide variety of risks across all of its areas of business. Identifying and understanding risks and their impact allows CIBC to frame its risk appetite and risk management practices. Defining acceptable levels of risk, and establishing sound principles, policies and practices for managing risks, is fundamental to achieving consistent and sustainable long-term performance, while remaining within our risk appetite.

Our risk appetite defines tolerance levels for various risks. This is the foundation for our risk management culture and our risk management framework.
Our risk management framework includes:
•	CIBC, SBU and functional group-level risk appetite statements;
•	Risk frameworks, policies, procedures and limits to align activities with our risk appetite;
•	Regular risk reports to identify and communicate risk levels;
•	An independent control framework to identify and test the design and operating effectiveness of our key controls;
•	Stress testing to consider the potential impact of changes in the business environment on capital, liquidity and earnings;
•	Proactive consideration of risk mitigation options in order to optimize results; and
•	Oversight through our risk-focused committees and governance structure.
Managing risk is a shared responsibility at CIBC. Business units and risk management professionals work in collaboration to ensure that business strategies and activities are consistent with our risk appetite. CIBC’s approach to enterprise-wide risk management aligns with the three lines of defence model:
(i)
As the first line of defence, CIBC’s SBUs and functional groups own the risks and are accountable and responsible for identifying and assessing risks inherent in their activities in accordance with the CIBC risk appetite. In addition, they establish and maintain controls to mitigate such risks. The first line of defence may include governance groups within the relevant area to facilitate the control framework and other risk-related processes. Control groups provide subject matter expertise to the business lines and/or implement and maintain enterprise-wide control programs and activities. While control groups collaborate with the lines of business in identifying and managing risk, they also challenge risk decisions and risk mitigation strategies.

(ii)
The second line of defence is independent from the first line of defence and provides an enterprise-wide view of specific risk types, guidance and effective challenge to risk and control activities. Risk Management is the primary second line of defence. Risk Management may leverage or rely on subject matter expertise of other groups (e.g., third parties or control groups) to better inform their independent assessments, as appropriate.

(iii)
As the third line of defence, CIBC’s internal audit function provides reasonable assurance to senior management and the Audit Committee of the Board of Directors (the Board) on the effectiveness of CIBC’s governance practices, risk management processes, and internal controls as a part of its risk-based audit plan and in accordance with its mandate as described in the Internal Audit Charter.

A strong risk culture and communication between the three lines of defence are important characteristics of effective risk management.
We continuously monitor our risk profile against our defined risk appetite and related limits, taking action as needed to maintain an appropriate balance of risk and return. Monitoring our risk profile includes forward-looking analysis of sensitivity to local and global market factors, economic conditions, and geo-political and regulatory environments that influence our overall risk profile.
Regular and transparent risk reporting and discussion at senior management committees facilitates communication of risks and discussion of risk management strategies across the organization.
Credit risk

Credit risk is the risk of financial loss due to a borrower or counterparty failing to meet its obligations in accordance with contractual terms.
Credit risk arises out of the lending businesses in each of our SBUs. Other sources of credit risk consist of our trading activities, which include our over-the-counter (OTC) derivatives, debt securities, and our repo-style transaction activity. In addition to losses on the default of a borrower or counterparty, unrealized gains or losses may occur due to changes in the credit spread of the counterparty, which could impact the carrying or fair value of our assets.
Exposure to credit risk

$ millions, as at	2021 Jul. 31	2020 Oct. 31
Business and government portfolios – advanced internal ratings-based approach (AIRB)
Drawn	$244,572	$248,265
Undrawn commitments	66,819	59,379
Repo-style transactions	229,930	202,809
Other off-balance sheet	75,704	75,399
OTC derivatives	20,550	18,850
Gross exposure at default (EAD) on business and government portfolios	637,575	604,702
Less: Collateral held for repo-style transactions	214,184	187,832
Net EAD on business and government portfolios	423,391	416,870
Retail portfolios – AIRB approach
Drawn	287,089	265,097
Undrawn commitments	93,090	87,294
Other off-balance sheet	352	306
Gross EAD on retail portfolios	380,531	352,697
Standardized portfolios (1)	81,224	79,350
Securitization exposures – AIRB approach	10,267	12,276
Gross EAD	$1,109,597	$1,049,025
Net EAD	$895,413	$861,193
(1)
Includes $70.2 billion relating to business and government loans (October 31, 2020: $69.7 billion), $6.2 billion (October 31, 2020: $6.2 billion) relating to retail portfolios, and $4.8 billion (October 31, 2020: $3.5 billion) relating to
securitization exposures. Our business and government loans under the standardized approach consist of $43.9 billion (October 31, 2020: $45.7 billion) to corporates, $24.4 billion (October 31, 2020: $22.7 billion) to sovereigns, and $1.9 billion (October 31, 2020: $1.3 billion) to banks.

Trading credit exposure
We have trading credit exposure (also called counterparty credit exposure) that arises from our OTC derivatives and our repo-style transactions. The nature of our derivatives exposure and how it is mitigated is described in Note 13 to the consolidated financial statements included in our 2020 Annual Report. Our repo-style transactions consist of our securities bought or sold under repurchase agreements, and our securities borrowing and lending activity.
The following table shows the rating profile of OTC derivative mark-to-market (MTM) receivables:

$ billions, as at	2021 Jul. 31		2020 Oct. 31 (1)
	Exposure (2)
Investment grade	$8.24	70.1%	$7.45	74.8%
Non-investment grade	3.45	29.3	2.40	24.1
Watch list	0.07	0.6	0.10	1.0
Default	–	–	0.01	0.1
	$11.76	100.0%	$9.96	100.0%
(1)	Restated from amounts previously presented.
(2)	MTM of OTC derivative contracts is after the impact of master netting agreements, but before any collateral.
Loans contractually past due but not impaired
The following table provides an aging analysis of the contractually past due loans that are not impaired. Most risk rated business and government loans that were contractually past due at the time relief was provided pursuant to payment deferral programs were presented in the aging category that applied at the time deferrals were granted during the period of the deferral. Other business and government loans, credit cards, personal loans and residential mortgages that were subject to a payment deferral program were generally presented in the aging category that applied as at March 31, 2020 during the period of the deferral, which approximated the time when the majority of the deferrals were granted. Loans that have exited a deferral program generally continue to age based on the status that was applied at the beginning of the program to the extent a payment has not been made.

$ millions, as at			2021 Jul. 31	2020 Oct. 31 (1)
	31 to 90 days	Over 90 days	Total	Total
Residential mortgages	$735	$–	$735	$1,152
Personal	168	–	168	222
Credit card	120	63	183	321
Business and government	384	–	384	281
	$1,407	$63	$1,470	$1,976
(1)	Excludes loans past due less than 30 days as such loans are not generally indicative of the borrowers’ ability to repay.
Market risk

Market risk is the risk of economic and/or financial loss in our trading and non-trading portfolios from adverse changes in underlying market factors, including interest rates, foreign exchange rates, equity market prices, commodity prices, credit spreads, and customer behaviour for retail products. Market risk arises in CIBC’s trading and treasury activities, and encompasses all market-related positioning and market-making activity.
The trading book consists of positions in financial instruments and commodities held to meet the near-term needs of our clients.
The non-trading book consists of positions in various currencies that are related to asset/liability management and investment activities.
Trading activities
We hold positions in traded financial contracts to meet client investment and risk management needs. Trading revenue (net interest income or non-interest income) is generated from these transactions. Trading instruments are recorded at fair value and include debt and equity securities, as well as interest rate, foreign exchange, equity, commodity, and credit derivative products.
Value-at-risk
Our value-at-risk (VaR) methodology is a statistical technique that measures the potential overnight loss at a 99% confidence level. We use a full revaluation historical simulation methodology to compute VaR, stressed VaR and other risk measures.
The following three tables show VaR, stressed VaR and incremental risk charge (IRC) for our trading activities based on risk type under an internal models approach.
Average total VaR for the three months ended July 31, 2021 was up $0.6 million from the prior quarter, driven primarily by an increase in interest rate risk, partially offset by an increase in diversification benefit and a decrease in debt specific risk.
Average stressed total VaR for the three months ended July 31, 2021 was up $2.8 million from the prior quarter, driven by an increase in interest rate and equity risks, partially offset by an increase in diversification benefit. In 2021, our stressed VaR window has been the 2008-2009 Global Financial Crisis period. However, for a four-month period spanning the third and fourth quarters of 2020, our stressed VaR window was the 2019-2020 Pandemic period. These historical periods both exhibited not only increased volatility in interest rates but also increased volatility in equity prices, combined with a reduction in the level of interest rates, and an increase in credit spreads.
Average IRC for the three months ended July 31, 2021 was up $33.8 million from the prior quarter, partially due to an increase in inventory of corporate bonds.
VaR by risk type – trading portfolio

						As at or for the three months ended			As at or for the nine months ended
$ millions				2021 Jul. 31		2021 Apr. 30		2020 Jul. 31	2021 Jul. 31	2020 Jul. 31
	High	Low	As at	Average	As at	Average	As at	Average	Average	Average
Interest rate risk	$15.0	$6.7	$8.5	$10.8	$10.3	$7.5	$6.3	$6.1	$8.3	$6.0
Credit spread risk	10.5	6.0	9.1	8.7	9.4	8.9	4.4	7.5	8.5	5.3
Equity risk	5.8	2.4	5.2	3.7	3.3	3.7	4.4	4.4	3.6	3.9
Foreign exchange risk	1.8	0.4	1.0	0.9	1.1	1.2	2.5	1.4	1.2	1.8
Commodity risk	4.5	1.4	3.8	2.8	1.1	3.1	4.1	3.4	3.0	3.0
Debt specific risk	4.1	2.3	2.9	2.9	3.5	3.5	2.5	2.6	3.2	2.3
Diversification effect (1)	n/m	n/m	(21.5)	(22.4)	(21.5)	(21.1)	(16.4)	(16.6)	(20.5)	(13.5)
Total VaR (one-day measure)	$9.4	$5.3	$9.0	$7.4	$7.2	$6.8	$7.8	$8.8	$7.3	$8.8
(1)	Total VaR is less than the sum of the VaR of the different market risk types due to risk offsets resulting from a portfolio diversification effect.
n/m	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.
Stressed VaR by risk type – trading portfolio

						As at or for the three months ended			As at or for the nine months ended
$ millions				2021 Jul. 31		2021 Apr. 30		2020 Jul. 31	2021 Jul. 31	2020 Jul. 31
	High	Low	As at	Average	As at	Average	As at	Average	Average	Average
Interest rate risk	$39.2	$20.3	$22.4	$28.9	$31.3	$23.7	$16.7	$16.3	$25.7	$20.6
Credit spread risk	11.0	5.4	9.4	8.7	6.8	8.9	10.8	14.8	9.1	11.7
Equity risk	19.0	1.7	15.4	9.9	6.4	8.1	5.5	3.6	9.0	4.3
Foreign exchange risk	9.2	0.3	1.5	1.5	2.1	2.4	9.0	7.0	4.8	8.2
Commodity risk	3.2	1.5	2.3	2.1	2.6	3.1	3.6	3.8	2.5	4.9
Debt specific risk	6.5	4.1	5.4	5.2	5.5	5.2	4.4	3.3	5.4	4.6
Diversification effect (1)	n/m	n/m	(25.2)	(27.3)	(27.5)	(25.2)	(38.1)	(32.0)	(29.1)	(35.2)
Stressed total VaR (one-day measure)	$40.8	$23.7	$31.2	$29.0	$27.2	$26.2	$11.9	$16.8	$27.4	$19.1
(1)	Stressed total VaR is less than the sum of the VaR of the different market risk types due to risk offsets resulting from a portfolio diversification effect.
n/m	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.
Incremental risk charge – trading portfolio

						As at or for the three months ended			As at or for the nine months ended

$ millions				2021 Jul. 31		2021 Apr. 30		2020 Jul. 31	2021 Jul. 31	2020 Jul. 31
	High	Low	As at	Average	As at	Average	As at	Average	Average	Average
Default risk	$195.9	$148.8	$175.2	$171.1	$152.3	$144.2	$103.2	$107.9	$143.1	$137.1
Migration risk	70.9	28.4	63.9	61.9	67.5	55.0	53.1	64.4	58.7	72.3
IRC (one-year measure) (1)	$264.8	$202.5	$239.1	$233.0	$219.8	$199.2	$156.3	$172.3	$201.8	$209.4
(1)	High and low IRC are not equal to the sum of the constituent parts, because the highs and lows of the constituent parts may occur on different days.
Non-trading activities
Structural interest rate risk (SIRR)
SIRR primarily consists of the risk arising due to mismatches in assets and liabilities, which do not arise from trading and trading-related businesses. The objective of SIRR management is to lock in product spreads and deliver stable and predictable net interest income over time, while managing the risk to the economic value of our assets arising from changes in interest rates.
SIRR results from differences in the maturities or repricing dates of assets and liabilities, both on- and off-balance sheet, as well as from embedded optionality in retail products, and other product features that could affect the expected timing of cash flows, such as options to pre-pay loans or redeem term deposits prior to contractual maturity. A number of assumptions affecting cash flows, product re-pricing and the administration of rates underlie the models used to measure SIRR. The key assumptions pertain to the expected funding profile of mortgage rate commitments, fixed rate loan prepayment behaviour, term deposit redemption behaviour, the treatment of non-maturity deposits and equity. All assumptions are derived empirically based on historical client behaviour, balance sheet composition and product pricing with the consideration of possible forward-looking changes. All models and assumptions used to measure SIRR are subject to independent oversight by Risk Management. A variety of cash instruments and derivatives, primarily interest rate swaps, are used to manage these risks.
The following table shows the potential before-tax impact of an immediate and sustained 100 basis points increase and 25 basis points decrease in interest rates on projected 12-month net interest income and economic value of equity for our structural balance sheet, assuming no subsequent hedging. While an immediate and sustained shock of 100 basis points is typically applied, and notwithstanding the possibility of negative rates, due to the low interest rate environment in both Canada and the U.S. at the end of the quarter, an immediate downward shock of 25 basis points was applied while maintaining a floor on market and client interest rates at zero.
Structural interest rate sensitivity – measures

$ millions (pre-tax), as at		2021 Jul. 31		2021 Apr. 30		2020 Jul. 31
	CAD (1)	USD	CAD (1)	USD	CAD (1)	USD
100 basis point increase in interest rates
Increase (decrease) in net interest income	$387	$26	$362	$77	$316	$47
Increase (decrease) in present value of shareholders’ equity	(659)	(242)	(608)	(288)	(571)	(337)
25 basis point decrease in interest rates
Increase (decrease) in net interest income	(149)	(52)	(148)	(50)	(89)	(24)
Increase (decrease) in present value of shareholders’ equity	123	27	83	27	79	13
(1)	Includes CAD and other currency exposures.
Liquidity risk

Liquidity risk is the risk of having insufficient cash or its equivalent in a timely and cost-effective manner to meet financial obligations as they come due. Common sources of liquidity risk inherent in banking services include unanticipated withdrawals of deposits, the inability to replace maturing debt, credit and liquidity commitments, and additional pledging or other collateral requirements.
CIBC’s approach to liquidity risk management supports our business strategy, aligns with our risk appetite and adheres to regulatory expectations.
Our management strategies, objectives and practices are regularly reviewed to align with changes to the liquidity environment, including regulatory, business and/or market developments. Liquidity risk remains within CIBC’s risk appetite.
Liquid assets
Available liquid assets include unencumbered cash and marketable securities from on- and off-balance sheet sources that can be used to access funding in a timely fashion. Encumbered liquid assets, composed of assets pledged as collateral and those assets that are deemed restricted due to legal, operational, or other purposes, are not considered as sources of available liquidity when measuring liquidity risk.
Encumbered and unencumbered liquid assets from on- and off-balance sheet sources are summarized as follows:

$ millions, as at		Bank owned liquid assets	Securities received as collateral	Total liquid assets	Encumbered liquid assets	Unencumbered liquid assets (1)
2021	Cash and deposits with banks	$50,296	$–	$50,296	$286	$50,010
Jul. 31	Securities issued or guaranteed by sovereigns, central banks, and multilateral development banks	109,617	100,121	209,738	127,359	82,379
	Other debt securities	5,791	5,825	11,616	2,791	8,825
	Equities	36,531	23,451	59,982	26,432	33,550
	Canadian government guaranteed National Housing Act mortgage-backed securities	37,683	736	38,419	13,837	24,582
	Other liquid assets (2)	12,730	3,200	15,930	6,318	9,612
		$252,648	$133,333	$385,981	$177,023	$208,958
2020	Cash and deposits with banks	$62,518	$–	$62,518	$133	$62,385
Oct. 31	Securities issued or guaranteed by sovereigns, central banks, and multilateral development banks	112,403	92,202	204,605	108,425	96,180
	Other debt securities	4,798	4,288	9,086	2,603	6,483
	Equities	27,169	15,924	43,093	21,449	21,644
	Canadian government guaranteed National Housing Act mortgage-backed securities	40,592	895	41,487	13,084	28,403
	Other liquid assets (2)	10,909	2,109	13,018	5,441	7,577
		$258,389	$115,418	$373,807	$151,135	$222,672
(1)	Unencumbered liquid assets are defined as on-balance sheet assets, assets borrowed or purchased under resale agreements, and other off-balance sheet collateral received less encumbered liquid assets.
(2)	Includes cash pledged as collateral for derivatives transactions, select asset-backed securities and precious metals.
Asset encumbrance

In the course of CIBC’s day-to-day operations, securities and other assets are pledged to secure obligations, participate in clearing and settlement systems and other collateral management purposes.
The following table provides a summary of our on- and off-balance sheet encumbered and unencumbered assets:

		Encumbered		Unencumbered		Total assets
$ millions, as at		Pledged as collateral	Other (1)	Available as collateral	Other (2)
2021	Cash and deposits with banks	$–	$286	$50,010	$–	$50,296
Jul. 31	Securities	148,386	1,650	133,287	–	283,323
	Loans, net of allowance (3)	1,913	42,332	30,767	363,338	438,350
	Other assets	6,124	–	3,806	73,807	83,737
		$156,423	$44,268	$217,870	$437,145	$855,706
2020	Cash and deposits with banks	$–	$133	$62,385	$–	$62,518
Oct. 31	Securities	127,974	678	132,493	–	261,145
	Loans, net of allowance (3)	7,946	42,291	34,103	322,441	406,781
	Other assets	4,950	–	2,731	69,382	77,063
		$140,870	$43,102	$231,712	$391,823	$807,507
(1)	Includes assets supporting CIBC’s long-term funding activities and assets restricted for legal or other reasons, such as restricted cash.
(2)	Other unencumbered assets are not subject to any restrictions on their use to secure funding or as collateral, however they are not considered immediately available to existing borrowing programs.
(3)	Loans included as available as collateral represent the loans underlying National Housing Act mortgage-backed securities and Federal Home Loan Banks eligible loans.
Restrictions on the flow of funds
Our subsidiaries are not subject to significant restrictions that would prevent transfers of funds, dividends or capital distributions. However, certain subsidiaries have different capital and liquidity requirements, established by applicable banking and securities regulators.
We monitor and manage our capital and liquidity requirements across these entities to ensure that resources are used efficiently and entities are in compliance with local regulatory and policy requirements.
Funding

CIBC funds its operations with client-sourced deposits, supplemented with a wide range of wholesale funding.
CIBC’s principal approach aims to fund its consolidated balance sheet with deposits primarily raised from personal and commercial banking channels. CIBC maintains a foundation of relationship-based core deposits, whose stability is regularly evaluated through internally developed statistical assessments.
We routinely access a range of short-term and long-term secured and unsecured funding sources diversified by geography, depositor type, instrument, currency and maturity. We raise long-term funding from existing programs including covered bonds, asset securitizations and unsecured debt.
CIBC continuously evaluates opportunities to diversify into new funding products and investor segments in an effort to maximize funding flexibility and minimize concentration and financing costs. We regularly monitor wholesale funding levels and concentrations to internal limits consistent with our desired liquidity risk profile.
GALCO and RMC review and approve CIBC’s funding plan, which incorporates projected asset and liability growth, funding maturities, and output from our liquidity position forecasting.
Assets and liabilities
The following table provides the contractual maturity profile of our on-balance sheet assets, liabilities and equity at their carrying values. Contractual analysis is not representative of CIBC’s liquidity risk exposure, however this information serves to inform CIBC’s management of liquidity risk, and provide input when modelling a behavioural balance sheet.

$ millions, as at July 31, 2021	Less than 1 month	1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	No specified maturity	Total
Assets
Cash and non-interest-bearing deposits with banks (1)	$30,234	$–	$–	$–	$–	$–	$–	$–	$–	$30,234
Interest-bearing deposits with banks	20,062	–	–	–	–	–	–	–	–	20,062
Securities	4,113	6,637	4,648	4,015	4,664	17,295	44,486	33,835	37,785	157,478
Cash collateral on securities borrowed	13,296	–	–	–	–	–	–	–	–	13,296
Securities purchased under resale agreements	35,194	11,348	7,727	4,355	2,099	2,187	–	–	–	62,910
Loans
Residential mortgages	1,909	5,155	9,646	8,998	14,068	43,207	154,293	7,769	–	245,045
Personal	1,196	770	878	1,058	1,006	386	3,253	3,707	28,977	41,231
Credit card	228	457	685	685	685	2,739	5,391	–	–	10,870
Business and government	8,183	5,762	7,996	8,899	11,317	24,763	50,382	18,578	8,250	144,130
Allowance for credit losses	–	–	–	–	–	–	–	–	(2,926)	(2,926)
Derivative instruments	609	4,135	5,306	2,308	2,172	4,422	6,486	8,922	–	34,360
Customers’ liability under acceptances	8,653	2,130	9	15	10	–	–	–	–	10,817
Other assets	–	–	–	–	–	–	–	–	38,560	38,560
	$123,677	$36,394	$36,895	$30,333	$36,021	$94,999	$264,291	$72,811	$110,646	$806,067
October 31, 2020 (2)	$131,720	$32,390	$42,722	$34,448	$29,883	$102,112	$226,577	$70,961	$98,738	$769,551
Liabilities
Deposits (3)	$30,252	$27,589	$39,842	$26,055	$37,128	$32,653	$49,110	$14,380	$345,960	$602,969
Obligations related to securities sold short	21,815	–	–	–	–	–	–	–	–	21,815
Cash collateral on securities lent	3,611	–	–	–	–	–	–	–	–	3,611
Obligations related to securities sold under repurchase agreements	43,942	8,720	8,911	2,215	500	345	–	–	–	64,633
Derivative instruments	1,877	3,251	2,545	3,595	1,780	2,872	5,566	7,805	–	29,291
Acceptances	8,715	2,130	9	15	10	–	–	–	–	10,879
Other liabilities	24	58	73	75	76	311	614	741	20,959	22,931
Subordinated indebtedness	–	–	–	–	–	–	–	5,653	–	5,653
Equity	–	–	–	–	–	–	–	–	44,285	44,285
	$110,236	$41,748	$51,380	$31,955	$39,494	$36,181	$55,290	$28,579	$411,204	$806,067
October 31, 2020	$98,552	$40,528	$58,834	$43,919	$26,555	$33,273	$58,938	$26,416	$382,536	$769,551
(1)	Cash includes interest-bearing demand deposits with Bank of Canada.
(2)	Restated from amounts previously presented.
(3)
Comprises $210.7 billion (October 31, 2020: $202.2 billion) of personal deposits; $373.5 billion (October 31, 2020: $351.6 billion) of business and government deposits and secured borrowings; and $18.8 billion (October 31, 2020: $17.0 billion) of bank deposits.

Credit-related commitments
The following table provides the contractual maturity of notional amounts of credit-related commitments. Since a significant portion of commitments are expected to expire without being drawn upon, the total of the contractual amounts is not representative of future liquidity requirements.

$ millions, as at July 31, 2021	Less than 1 month	1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	No specified maturity (1)	Total
Unutilized credit commitments	$1,240	$11,253	$4,896	$4,396	$6,026	$21,269	$53,534	$3,124	$185,799	$291,537
Securities lending (2)	42,482	5,971	3,420	–	–	–	–	–	–	51,873
Standby and performance letters of credit	2,446	2,001	3,651	2,592	3,577	584	646	59	–	15,556
Backstop liquidity facilities	–	10	10,616	152	585	31	275	–	–	11,669
Documentary and commercial letters of credit	32	75	24	4	2	11	38	–	–	186
Other	346	–	–	–	–	–	–	–	–	346
	$46,546	$19,310	$22,607	$7,144	$10,190	$21,895	$54,493	$3,183	$185,799	$371,167
October 31, 2020	$39,474	$24,451	$11,188	$8,798	$6,427	$20,638	$51,245	$1,714	$173,157	$337,092
(1)	Includes $140.2 billion (October 31, 2020: $131.3 billion) of personal, home equity and credit card lines, which are unconditionally cancellable at our discretion.
(2)	Excludes securities lending of $3.6 billion (October 31, 2020: $1.8 billion) for cash because it is reported on the interim consolidated balance sheet.
Other off-balance sheet contractual obligations
The following table provides the contractual maturities of other off-balance sheet contractual obligations affecting our funding needs:

$ millions, as at July 31, 2021	Less than 1 month	1–3 months	3–6 months	6–9 months	9–12 months	1–2 years	2–5 years	Over 5 years	Total
Purchase obligations (1)	$77	$192	$168	$150	$185	$401	$539	$152	$1,864
Future lease commitments	–	2	4	5	6	26	48	944	1,035
Investment commitments	–	2	1	–	–	–	5	310	318
Underwriting commitments	41	–	–	–	–	–	–	–	41
Pension contributions (2)	–	–	–	–	–	–	–	–	–
	$118	$196	$173	$155	$191	$427	$592	$1,406	$3,258
October 31, 2020	$211	$243	$231	$239	$204	$488	$795	$1,625	$4,036
(1)
Obligations that are legally binding agreements whereby we agree to purchase products or services with specific minimum or baseline quantities defined at fixed, minimum or variable prices over a specified period of time are defined as purchase obligations. Purchase obligations are included through to the termination date specified in the respective agreements, even if the contract is renewable. Many of the purchase agreements for goods and services include clauses that would allow us to cancel the agreement prior to expiration of the contract within a specific notice period. However, the amount above includes our obligations without regard to such termination clauses (unless actual notice of our intention to terminate the agreement has been communicated to the counterparty). The table excludes purchases of debt and equity instruments that settle within standard market time frames.

(2)
Includes estimated minimum funding contributions for our funded defined benefit pension plans in Canada, the U.S., the U.K., and the Caribbean. Estimated minimum funding contributions are included only for the remaining annual period ending October 31, 2021 as the minimum contributions are affected by various factors, such as market performance and regulatory requirements, and therefore are subject to significant variability.